Prospectus Supplement — April 25, 2012
Ameriprise Certificates (April 25, 2012)	S-6000 AH

As of the date of this supplement Ameriprise Cash Reserve Certificates are not available for new purchases until further notice.

S-6000-17 A (4/12)